UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2021
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Hanover Quay
Grand Canal Dock
Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
5.50% Mandatory Convertible Preferred Shares, Series A, $0.01 par value per share	APTV PRA	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
4.250% Senior Notes due 2026	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company’s Annual General Meeting of Shareholders was held on April 30, 2021. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the following directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin P. Clark	227,833,183	610,071	635,645	5,164,226
Richard L. Clemmer	226,232,450	2,206,705	639,744	5,164,226
Nancy E. Cooper	222,944,537	5,500,970	633,392	5,164,226
Nicholas M. Donofrio	222,197,634	6,242,975	638,290	5,164,226
Rajiv L. Gupta	198,117,220	30,184,229	777,450	5,164,226
Joseph L. Hooley	207,705,651	20,736,042	637,206	5,164,226
Merit E. Janow	227,607,429	833,222	638,248	5,164,226
Sean O. Mahoney	222,252,339	6,189,205	637,355	5,164,226
Paul M. Meister	187,853,598	40,586,081	639,220	5,164,226
Robert K. Ortberg	227,642,059	799,181	637,659	5,164,226
Colin J. Parris	226,164,798	2,276,703	637,398	5,164,226
Ana G. Pinczuk	226,253,078	2,192,190	633,631	5,164,226

2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“EY”) as the auditors of the Company, ratified the appointment of EY to serve as the Company’s independent registered public accounting firm and authorized directors to determine the fees paid to EY.

For	Against	Abstain
229,721,461	3,898,313	623,351
There were no broker non-votes with respect to this proposal.

3. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
131,270,940	97,145,365	662,594	5,164,226

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2021	APTIV PLC

		By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

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